SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               September 29, 2000
                ------------------------------------------------
                Date of report (Date of earliest event reported)


                              China Broadband Corp.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         0-28345                                          72-1381282
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


2080, 440-2 Ave. SW, Calgary, Alberta, Canada                           T2P 5E9
---------------------------------------------                         ----------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (403) 225-2198
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On September 29, 2000, the China Broadband Corp., a Nevada corporation (the "Registrant"), acquired, indirectly through China Broadband (BVI) Corp. ("China Broadband (BVI)"), its wholly-owned subsidiary, 50,000 shares of common stock, par value $1.00 per share, of Big Sky Network Canada Ltd., an international business corporation incorporated pursuant to the laws of the British Virgin Islands ("Big Sky Networks"), under the terms of a common stock purchase agreement (the "Common Stock Purchase Agreement") dated September 29, 2000, among SoftNet Systems, Inc., a Delaware Corporation ("SoftNet"), the Registrant and Big Sky Networks. Big Sky Networks has 100,000 shares of common stock issued and outstanding, of which 50% (50,000 shares) were held by SoftNet and 50% (50,000 shares) were held by China Broadband (BVI). After the acquisition, the Registrant beneficially owns all of the issued and outstanding capital stock of Big Sky Network.

Under the terms of the Common Stock Purchase Agreement, the Registrant paid SoftNet the following consideration for SoftNet's interest in Big Sky Network:

   -  $2,500,000 in cash;

   - a promissory note in the principal amount of $1,700,000, due September 29, 2001, with interest payable at maturity at the rate of 8% per annum;

   -  forgiveness of debt, if any, owed by SoftNet to the Registrant; and

   -  1,133,000 shares of the Registrant's common stock.

Big Sky Network was formed for the purposes of deploying cable-based broadband services in the People's Republic of China. SoftNet acquired its interest in Big Sky Network under a common stock purchase agreement among SoftNet and Big Sky Network dated December 23, 1999, under which SoftNet purchased 10,000 shares of common stock of Big Sky Network for an aggregate purchase price of $500,000 and Big Sky Network granted SoftNet an option to acquire an additional 40,000 shares of common stock of Big Sky Network for $2,000,000. SoftNet subsequently exercised its option, which resulted in SoftNet holding an aggregate 50% interest (50,000 shares) in Big Sky Network.

The proceeds of the sale were used for working capital to fund the Shenzhen Joint Venture, a joint venture between Big Sky Network and Shekou Cable Television (CATV) Station. The Shenzhen Joint Venture is a joint venture to deploy Internet broadband services in the Shekou Industrial Area within the Special Economic Zone of Shenzhen, a city in Guangdong Province.

SoftNet, the Registrant and Big Sky Network had previously entered into (i) an Investor's Rights Agreement dated December 23, 1999, granting certain rights to SoftNet related to the Big Sky Network shares (the "Investor's Rights Agreement") and (ii) a Provision of Services Agreement dated December 23, 1999, under which SoftNet agreed to provide certain services to Big Sky Network in connection with the Shenzhen Joint Venture (the "Provision of Services Agreement"). SoftNet, Big Sky Network and certain founding shareholders of Big Sky Network had previously entered into a Right of First Refusal, Co-Sale and Voting Agreement dated December 23, 1999, under which SoftNet was granted certain first right of refusal to purchase such shareholders' shares in Big Sky Networks, co-sale rights and voting rights related to the election of directors of Big Sky Network (the "Right of First Refusal, Co-Sale and Voting Agreement").

On April 14, 2000, the Registrant acquired its interest in Big Sky Network by acquiring China Broadband (BVI) Corp., a British Virgin Islands company formed by the founding shareholders of Big Sky Network to hold their 50,000 shares of common stock of Big Sky Network.

Each of the Investor's Rights Agreement, the Provision of Services Agreement and the Right of First Refusal, Co-Sale and Voting Agreement were terminated in connection with the Registrant's purchase of SoftNet's interest in Big Sky Network. These agreements were terminated pursuant to the terms of a termination agreements dated September 29, 2000 among SoftNet, the Registrant, Big Sky Network and the founding shareholders of Big Sky Network. The directors of Big Sky Network appointed by SoftNet resigned on September 29, 2000.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

Not Applicable


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable


ITEM 5.  OTHER EVENTS.

Not Applicable.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not Applicable.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements

         (1)      Financial Statements of the Business Acquired.

                  It is impractical to provide the required financial statements for Big Sky Network Canada Ltd. at the date of the filing of this Form 8-K. The required financial statements will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

         (2)      Pro Forma Financial Information.

                  It is impractical to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required pro forma financial information will

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                  be provided as soon as  practicable  but not later  than sixty days after the date on which this Form 8-K must be filed.


(b)      Exhibits attached pursuant to Item 601 of Regulations:

         (1) Exhibit 10.1 - Common Stock Purchase Agreement dated September 29, 2000, among SoftNet Systems, Inc., China Broadband Corp. and Big Sky Network Canada Ltd.

         (2) Exhibit 10.2 - Termination Agreement dated September 29, 2000, among SoftNet Systems, Inc., China Broadband Corp., Big Sky Network Canada Ltd. and Matthew Heysel, for himself and as attorney-in-fact for Daming Yang, Kai Yang, Wei Yang, Jeff Xue, Lu Wang, Wallace Nesbitt and Western Capital Corp.

         (3) Exhibit 10.3 - Termination Agreement dated September 29, 2000, among SoftNet Systems, Inc., China Broadband Corp., Big Sky Network Canada Ltd., China Broadband (BVI) Corp., Matthew Heysel and Daming Yang.


ITEM 8.  CHANGE IN FISCAL YEAR.

Not Applicable.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                   CHINA BROADBAND CORP.
                                           -------------------------------------
                                                        (Registrant)







Date     October 13, 2000                  By: /s/ MATTHEW HEYSEL
     ------------------------              -------------------------------------
                                           Name:  Matthew Heysel
                                           Title: Chairman, Chief Executive
                                           Officer and Director